UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2006
(Date of Earliest Event Reported: December 18, 2006)

Enbridge Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-10934	39-1715850
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Louisiana, Suite 3300, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 821-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 18, 2006, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with Enbridge Energy, Limited Partnership, a Delaware limited partnership and subsidiary of the Partnership (the “Operating Partnership”), and the underwriters named therein with respect to the issue and sale by the Partnership of $300,000,000 aggregate principal amount of 5.875 % Notes due 2016 (the “Notes”).  On December 19, 2006, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, the Partnership filed with the Commission a Prospectus Supplement to its global shelf registration statement on Form S-3 dated January 17, 2006 (Registration No. 333-131076) relating to the offering of the Notes. Exhibits 1.1, 5.1, 8.1, 12.1, 23.1 and 23.2 to this Form 8-K relating to the offering of the Notes are hereby incorporated into such Registration Statement by reference.

Item 9.01. Financial Statements and Exhibits.

1.1	Underwriting Agreement dated as of December 18, 2006 between the Partnership, the Operating Partnership and the underwriters named therein.

5.1	Opinion of Fulbright & Jaworski L.L.P.

8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

12.1	Calculation of Ratio of Earnings to Fixed Charges.

23.1

Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2

Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc.,
its General Partner

	By:	/s/ Stephen Neyland
Stephen Neyland
Controller
(Duly Authorized Officer)

Dated: December 19, 2006

Exhibit Index

1.1	Underwriting Agreement dated as of December 18, 2006 between the Partnership, the Operating Partnership and the underwriters named therein.

5.1	Opinion of Fulbright & Jaworski L.L.P.

8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

12.1	Calculation of Ratio of Earnings to Fixed Charges.

23.1

Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2

Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).